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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report, dated December 31, 2000, included in this Form 10-KSB in the previously filed Registration Statement of Pop N Go, Inc. on Form S-8 (No. 333-45158. We also consent to the reference to our Firm under the caption "Experts."



/s/ SINGER LEWAK GREENBAUM & GOLDSTEIN LLP
    --------------------------------------
    SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
January 12, 2001